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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - January 8, 1998



                            MELLON BANK CORPORATION
              (Exact name of registrant as specified in charter)


            Pennsylvania                1-7410              25-1233834
   (State or other jurisdiction      (Commission         (I.R.S. Employer
          of incorporation)          File Number)       Identification No.)


                           One Mellon Bank Center
                              500 Grant Street
                          Pittsburgh, Pennsylvania             15258
                  (Address of principal executive offices)   (Zip code)


      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

         By press release dated January 8, 1998, Mellon Bank Corporation (the "Corporation") announced that all outstanding shares of its 8.20% Series K Preferred Stock will be redeemed on February 17, 1998, at a redemption price of $25.00 per share, plus accrued dividends.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  Description
Number

99.1 Mellon Bank Corporation Press Release, dated January 8, 1998, announcing the matter referenced in Item 5 above.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MELLON BANK CORPORATION


Date:  January 8, 1998             By: /s/ STEVEN G. ELLIOTT
                                           Steven G. Elliott
                                           Vice Chairman, Chief Financial
                                           Officer & Treasurer
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                                 EXHIBIT INDEX


Number                        Description                    Method of Filing

99.1                          Press Release dated            Filed herewith
                              January 8, 1998